T. Rowe Price Equity Index 500 Fund

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Mid-Cap Index Fund

T. Rowe Price Small-Cap Index Fund

T. Rowe Price Total Equity Market Index Fund

Supplement to Prospectus Dated May 1, 2019

Effective September 1, 2019, Alexa M. Gagliardi will succeed Ken D. Uematsu as the fund’s portfolio manager. Effective September 1, 2019, in section 1, the portfolio manager table under “Management” is revised as follows:

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Alexa M. Gagliardi	Chairman of Investment Advisory Committee	2019	2014

Effective September 1, 2019, in section 2, the disclosure under “Portfolio Management” is supplemented as follows:

Effective September 1, 2019, Alexa M. Gagliardi succeeded Ken D. Uematsu as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Ms. Gagliardi joined the Firm in 2014 and her experience dates from 2010. During the past five years, she has served as a valuation analyst and portfolio modeler.

The date of this supplement is August 12, 2019.

F50-041 8/12/19